Exhibit 24



                               E'TOWN CORPORATION

                                POWER OF ATTORNEY


         Each of the directors of E'town Corporation (the "Company") whose signatures appear below does hereby constitute and appoint WALTER M. BRASWELL, ANDREW M. CHAPMAN and DAVID P. FALCK and each of them severally, as his or her true and lawful attorney-in-fact to execute in his or her name and on his or her behalf, in any and all capacities, a Registration Statement on Form S-3 to be filed pursuant to the Securities Act of 1933 in connection with the registration of 500,000 shares of the Company's Common Stock, without par value, to be issued and sold under the E'town Corporation Dividend Reinvestment and Stock Purchase Plan, and any and all pre- and post- effective amendments thereto and other documents as may be necessary with the Securities and Exchange Commission. Each of said attorney-in-fact shall have power to act hereunder with or without the other.

                  IN WITNESS WHEREOF, each of the undersigned has duly executed this instrument in the capacity and on the date indicated.


/s/ Brendan T. Byrne
-------------------------
Brendan T. Byrne
Director
November 21, 1996


/s/ Thomas J. Cawley
-------------------------
Thomas J. Cawley
Director
November 21, 1996


/s/ Anthony S. Cicatiello
-------------------------
Anthony S. Cicatiello
Director
November 21, 1996


/s/ Anne Evans Estabrook
-------------------------
Anne Evans Estabrook
Director
November 21, 1996





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/s/ John Kean
-------------------------
John Kean
Director
November 21, 1996


/s/ Robert W. Kean, Jr.
-------------------------
Robert W. Kean, Jr.
Director
November 21, 1996


/s/ Robert W. Kean, III
-------------------------
Robert W. Kean, III
Director
November 21, 1996



/s/ Barry T. Parker
-------------------------
Barry T. Parker
Director
November 21, 1996


/s/ Henry S. Patterson, II
-------------------------
Henry S. Patterson, II
Director
November 21, 1996


/s/ Hugo  M. Pfaltz, Jr.
-------------------------
Hugo  M. Pfaltz, Jr.
Director
November 21, 1996


/s/ Chester A. Ring, 3rd
-------------------------
Chester A. Ring, 3rd
Director
November 21, 1996



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